SUMMARY PROSPECTUS December 29, 2017 Fiera Capital STRONG Nations Currency Fund Institutional Class (SCAFX) Investor Class (SCRFX) www.fieracapitalfundsusa.com
Before you invest, you may want to review the Fiera Capital STRONG Nations Currency Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 29, 2017 are incorporated by reference into this summary prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.fieracapitalfundsusa.com/literature/regulatory_documents.html.  You can also get this information at no cost by calling 1-844-GOFIERA (1-844-463-4372) or by sending an email request to ContactUS@fieracapital.com.

Investment Objective
The Fund seeks to generate positive returns with limited drawdowns over full market cycles and to provide investors with the diversification benefits of currencies as an asset class through investments in currencies that are associated with strong nations.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	0.25%
Shareholder Servicing Fees	None	0.10%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses(1)	1.11%	1.46%
Less: Fee Waiver and/or Expense Reimbursement	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.03%	1.38%

(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the “Financial Highlights” section includes only the direct operating expenses incurred by the Fund and excludes Acquired Fund Fees and Expenses.

(2)
Pursuant to an operating expense limitation agreement between Fiera Capital Inc. (the “Adviser”), the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”))  do not exceed 1.00% of the Fund’s average daily net assets, through at least December 29, 2018.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The operating expense limitation agreement discussed in the table above is reflected only through December 29, 2018.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$105	$345	$604	$1,345
Investor Class	$140	$454	$790	$1,739

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.42% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to provide investors with the diversification benefits of currencies as an asset class.  Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in securities that expose the Fund to currencies of “STRONG nations,” as defined by the Adviser’s currency selection investment process set forth below.  To achieve its investment objective, the Fund normally invests in short maturity sovereign bonds, provincial bonds, obligations of multilateral institutions and forward currency contracts.  The Fund will invest in short-maturity bonds rated A- or A3 or better (or other comparable rating) by a nationally recognized statistical rating organization, or that are determined to be of comparable quality by the Adviser if the bond is unrated.

STRONG nations are nations and regions that share the following characteristics:

S	Sustainability Healthy Fiscal Trends
T	Transparency Readily Available Data
R	Regulatory Quality Rule of Law
O	Openness Freer Countries and FX (Foreign Exchange or Forex) Rates
N	National Fundamentals Healthier Economies and Financial Systems
G	Governance More Democratic

The Adviser’s investment strategy is intended to limit volatility.  The Adviser’s investment selection process identifies currencies for the Fund’s portfolio using an approach that combines top-down, bottom-up and quantitative analysis to examine the STRONG nations characteristics of a universe of nations that includes nations affiliated with the Organization for Economic Cooperation and Development (“OECD”), including developed nations and emerging markets.  The universe of STRONG nations from which the Adviser will make its investment selection for the Fund is composed of the current 34 OECD member countries, as well as those countries engaged in discussions to become OECD members, countries with enhanced engagement and those countries with OECD observer status.  This universe currently includes nations that are considered emerging markets.  However, the Adviser will only select those emerging markets that display the STRONG characteristics described in this Prospectus.  Currencies are selected for the Fund’s investment portfolio by applying the Adviser’s evaluation of STRONG nations characteristics in combination with indicators produced by leading research centers around the world.  The Fund may invest in approximately 8 to 12 currencies with roughly equal weightings, which the Adviser will rebalance on a monthly basis.  However, in certain cases smaller allocations may be made to nations that are strengthening and likely to become STRONG.  The currencies may be invested in liquid, short-duration securities, mitigating interest rate risk and credit risk.  The Fund may seek to hedge foreign currency exposures back in to the U.S. dollar during periods of dollar rally.

The Fund is authorized to use various hedging and other strategic transactions.  In pursuing its investment goal, the Fund may enter into derivative currency transactions, including currency forwards.  The Fund's derivative transactions will typically be fully collateralized on a net basis.  The Fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency.  The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and that the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Credit and Counterparty Risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, spot transactions, currency forwards, currency options or other OTC derivatives contracts, or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.  By investing in fixed-income securities the Fund is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the Fund’s share price and income level.

•
Currency Exchange Rate Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in foreign currencies and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.  Additionally, the Fund may invest in a limited number of currencies.  As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value (“NAV”) and total return than if the Fund held a more diversified portfolio of currencies.

•
Currency Investment Risk.  The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies.  The price relationship between a foreign currency and the U.S. dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control.  In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market.  Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

•
Hedging, Derivatives and Other Strategic Transactions Risk.  Hedging and other strategic transactions may increase the volatility of the Fund and, if the transaction is not successful, could result in a significant loss to the Fund.  The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested.  Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in transactions in a down market, could become harder to value or sell at a fair price.  Furthermore, investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

•
Fixed Income Securities Risks.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Fixed income securities are also subject to credit risk, or the risk that an issuer will not make timely payments of principal and interest.

•
Foreign Securities Risk.  Investments in securities of foreign issuers involve certain risks not generally associated with investments in the securities of U.S. issuers, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  The Fund may invest in emerging markets, which can involve higher degrees of risk as compared with developed economies.

•
Interest Rate Risk.  Interest rates may increase, causing a decline in bond prices.  Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk.  The impact and likelihood of local interest rate changes are difficult to predict given the various monetary policies of foreign countries.

•
Geographic Concentration Risk.  To the extent that the Fund focuses its investments in particular countries, nations or regions, the Fund may be subject to greater risks of adverse economic, political or regulatory events affecting those geographic locations.

•
Tax Risk.  As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”).  Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto).  On September 28, 2016, the Internal Revenue Service (“IRS”) issued proposed regulations that gains from the sale or other disposition of foreign currencies constitute qualifying income.  However, these proposed regulations have not been finalized and could potentially be changed significantly before being finalized.  There can be no absolute assurances that the Fund will satisfy all requirements to be taxed as a RIC.

•
Non-Diversified Fund Risk.  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  However, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•
Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.fieracapitalfundsusa.com or by calling the Fund toll-free at 1-844-GOFIERA (1-844-463-4372).

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)
The returns shown in the bar chart are for Institutional Class shares of the Fund.  Investor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses, including sales charges (load) applicable to Institutional Class shares.  Institutional Class shares do not have a Rule 12b-1 distribution fee or shareholder servicing fee.  Investor Class shares are not currently offered for purchase.

The Fund’s calendar year-to-date return as of September 30, 2017 was 4.95%.  During the period shown in the bar chart, the best performance for a quarter was 5.95% (for the quarter ended March 31, 2016).  The worst performance was -4.37% (for the quarter ended September 30, 2014).

Average Annual Total Returns (for the Periods Ended December 31, 2016)	One Year	Since Inception (8/31/12)

Institutional Class Shares
Return Before Taxes	1.53%	-4.22%
Return After Taxes on Distributions	1.53%	-4.24%
Return After Taxes on Distributions and Sale of Fund Shares	0.87%	-3.17%
BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%

After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser
Fiera Capital Inc. is the Fund’s investment adviser.

Portfolio Managers
Jonathan E. Lewis, Chief Investment Officer of the Adviser, and Iraj Kani, Ph.D., Senior Vice President of the Adviser, have served as the lead and co-portfolio managers of the Fund, respectively, since it commenced operations in August 2012.

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (Fiera Capital STRONG Nations Currency Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-844-GOFIERA (1-844-463-4372), on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Investor Class
Minimum Initial Investment – All Accounts	$100,000	$2,500
Minimum Subsequent Investment – All Accounts	$10,000	$500
Automatic Investment Plan – Monthly Minimum	$10,000	$500

Tax Information
The Fund’s distributions will be taxed primarily as ordinary income unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.